UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                               September 13, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)


                                                                22-3802649
       Bermuda                    001-31305                   (IRS Employer
 (State of Incorporation)    (Commission File Number)        Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)



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Item 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE.

           On September 13, 2002, Foster Wheeler Ltd. (the "Company") amended the employment agreement between the Company and Raymond J. Milchovich. In connection with this amendment, on September 24, 2002, Mr. Milchovich was granted previously agreed upon stock options. Attached as Exhibits 10.1 and 10.2 is the First Amendment to the Employment Agreement between the Company and Raymond J. Milchovich and the Stock Option Agreement for Mr. Milchovich, respectively.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)         Financial Statements:

                 None.

(b)         Pro Forma Financial Information:

                 None.

(c)         Exhibits:

           The following exhibits are filed or furnished as part of this Report to the extent described in Item 5.

        Exhibit 10.1 First Amendment to the Employment agreement between Foster Wheeler Ltd. and Raymond J. Milchovich dated September 13, 2002.

        Exhibit 10.2 Stock Option Agreement of Raymond J. Milchovich dated September 24, 2002.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FOSTER WHEELER LTD.


DATE:  September 25, 2002            By:  /S/ THOMAS R. O'BRIEN
                                         --------------------------------
                                          Thomas R. O'Brien
                                          General Counsel
                                          and Senior Vice President